                                  EXHIBIT 99.1

     CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

   I, Scott Kriens, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Juniper Networks, Inc. on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Juniper Networks, Inc.



By:      /s/ Scott Kriens
         ----------------------------
Name:    Scott Kriens
Title:   Chairman and Chief Executive
         Officer
Date:    March 10, 2003


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